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                           FOR OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                                          LEGAL SERVICE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company: (if applicable)               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Mobile No.:               Fax No.:
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            INDEPENDENT REPRESENTATIVE INFORMATION - SERVICE SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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                                 SERVICE ORDERED
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_____     LEGAL NETWORK - $39.95 MONTHLY
       o  Personal Legal Assistance
       o  Telephone and Online Consultation on Unlimited Personal Matters
       o  Business Legal Assistance
       o  Telephone and Online Consultation on Unlimited Business Matters
       o  IRS Audit Legal Services
       o  Motor Vehicle Expense Services, and more...

TOTAL AMOUNT TO BE CHARGED:                                $ __ __ __ __ . __ __

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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER

                             CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I authorize MSTG Solutions, Inc. to charge my debit / credit card for an amount no greater than the "Total Amount to Be Charged" indicated above on a monthly basis.


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                                        ACCOUNT HOLDER SIGNATURE
       CREDIT CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I hereby accept these terms and conditions. I understand that I will be charged once every month, and continuance is automatic. The service fee is a monthly charge and continuance is automatic. If I decide to cancel, I must inform MSTG Solutions, Inc., in writing, within 30 days before the date of the next billing date to cancel the service.


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PRINT NAME                    CUSTOMER SIGNATURE                    DATE

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